UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 24, 2009

Charlotte Russe Holding, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-27677	33-0724325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4645 Morena Boulevard, San Diego, CA	92117
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 587-1500

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 24, 2009, Charlotte Russe Holding, Inc., a Delaware corporation (“Charlotte Russe” or the “Company”), Advent CR Holdings, Inc., a Delaware corporation (“Parent”), and Advent CR, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Merger Sub will commence a tender offer (the “Tender Offer”) to acquire all of Charlotte Russe’s outstanding shares of common stock, par value $0.01 per share (“Common Stock”), including the associated Rights (as defined in Item 3.03) (the “Shares”), for $17.50 per Share payable net to the seller in cash, without interest (the “Offer Price”). The Merger Agreement also provides that following completion of the Tender Offer, Merger Sub will be merged with and into Charlotte Russe (the “Merger”) with Charlotte Russe surviving the merger as a wholly-owned subsidiary of Parent. At the effective time of the Merger, all remaining outstanding shares of Common Stock not tendered in the Tender Offer (other than shares of Common Stock (i) owned by Parent, Merger Sub, Charlotte Russe and its subsidiaries and (ii) for which appraisal has been properly demanded under Delaware law), will be acquired for cash at the Offer Price and on the terms and conditions set forth in the Merger Agreement.

This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about Charlotte Russe in its public reports filed with the Securities and Exchange Commission (the “SEC”). In particular, the Merger Agreement and this summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to Charlotte Russe.

The Merger Agreement provides that Parent will cause Merger Sub to commence, and Merger Sub will commence, the Tender Offer no later than five business days after the date of the Merger Agreement. In the Tender Offer, each share of Common Stock accepted by Merger Sub in accordance with the terms of the Tender Offer will be exchanged for the right to receive the Offer Price. Parent will cause Merger Sub to accept for payment, and Merger Sub will accept for payment, all shares of Common Stock validly tendered and not withdrawn, pursuant to the terms of the Tender Offer, as soon as practicable following the Tender Offer’s expiration date (in no event sooner than 20 business days after the Tender Offer has commenced).

Neither the Tender Offer nor the Merger is subject to a financing condition. Simultaneously with the execution of the Merger Agreement, Advent International Corporation, in its capacity as manager of Advent International GPE VI Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-C Limited Partnership, Advent International GPE VI-D Limited Partnership, Advent International GPE VI-E Limited Partnership, Advent International GPE VI-F Limited Partnership, Advent International GPE VI-G Limited Partnership, Advent Partners GPE VI 2008 Limited Partnership, Advent Partners GPE VI 2009 Limited Partnership, and Advent Partners GPE VI-A Limited Partnership (collectively, the “Sponsor Funds”), provided a commitment letter to Parent and Merger Sub obligating the Sponsor Funds to provide funds to Parent and Merger Sub sufficient to permit Parent and Merger Sub to pay the consideration in the Tender Offer and the

Merger and to pay certain other monetary obligations that may be owed pursuant to the Merger Agreement, respectively (the “Commitment Letter”). In addition, simultaneous with the execution of the Merger Agreement and the Commitment Letter, the Sponsor Funds have also provided the Company with two Guarantees (the “Guarantees”) in favor of the Company guaranteeing the payment of certain monetary obligations that may be owed pursuant to the Merger Agreement, including funds related to any specific performance remedy pursued by the Company in the event of a breach of the Merger Agreement (the “Total Obligations”). Under the terms of the Guarantees, (i) Advent International GPE VI Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-C Limited Partnership, Advent International GPE VI-D Limited Partnership, Advent International GPE VI-E Limited Partnership, Advent International GPE VI-F Limited Partnership and Advent International GPE VI-G Limited Partnership jointly and severally guarantee the payment of 98.13% of the Total Obligations and (ii) Advent Partners GPE VI 2008 Limited Partnership, Advent Partners GPE VI 2009 Limited Partnership, and Advent Partners GPE VI-A Limited Partnership guarantee 1.87% of the Total Obligations. The Total Obligations under the Guarantees are subject to an aggregate limit of $380,283,529.80 (or $390,109,029.80, in the event that specific performance is found in a judicial determination (or settlement tantamount thereto) to be required pursuant to the terms and conditions of the Merger Agreement). In addition, the Company’s board of directors and compensation committee have approved employment and certain non-binding equity incentive arrangement term sheets offered by Parent and Merger Sub to the existing management team. Copies of the Guarantees are attached hereto as Exhibits 2.2 and 2.3, respectively, and incorporated by reference herein. The foregoing description of the Guarantees does not purport to be complete and is qualified in its entirety by reference to those documents as filed as exhibits hereto.

Merger Sub’s obligation to accept for payment and pay all shares of Common Stock validly tendered pursuant to the Tender Offer is subject to the conditions that the number of shares of Common Stock validly tendered and not withdrawn represents at least a majority of the total number of shares of Common Stock outstanding, assuming the exercise of all outstanding options (the “Minimum Tender Condition”) and that any waiting period under the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended, applicable to the purchase of the shares of Common Stock pursuant to the Offer have expired or been terminated (the “HSR Condition”). The Company has also granted to Parent an irrevocable option (the “Top-Up Option”), which Parent may exercise at the time of or immediately after the acceptance for payment of, and payment by Merger Sub for, any shares of Common Stock pursuant to the Offer, to purchase from the Company the number of shares of Common Stock equal to the lesser of (i) the number of shares of Common Stock that, when added to the shares of Common Stock already owned by Parent and Merger Sub following completion of the Offer, constitutes one share of Common Stock more than 90% of the shares of Common Stock then outstanding on a fully diluted basis or (ii) the aggregate of the number of shares of Common Stock held as treasury shares by the Company and its subsidiaries and the number of shares of Common Stock that the Company is authorized to issue under its certificate of incorporation but that are not issued and outstanding (and are not reserved for issuance pursuant to the exercise of options outstanding under the Company’s employee stock plans) as of immediately prior to the exercise of the Top-Up Option. If Parent or Merger Sub acquires more than 90% of the outstanding shares of Common Stock, including through exercise of the Top-Up Option, it will complete the Merger through the “short form” procedures available under Delaware law.

The obligation of Merger Sub to accept for payment and pay all shares of Common Stock validly tendered and not withdrawn pursuant to the Tender Offer is subject to the satisfaction or waiver of a number of other customary closing conditions as set forth in the Merger Agreement.

The Merger Agreement contains certain termination rights by Charlotte Russe and Parent including, with respect to Charlotte Russe, in the event that Charlotte Russe receives a superior proposal. In connection with the termination of the Merger Agreement under specified circumstances, including with respect to the acceptance of a superior proposal by Charlotte Russe, Charlotte Russe may be required to pay Parent a termination fee equal to $11,408,506.00. In addition, in the event the Merger Agreement is terminated as a result of a failure of the Minimum Tender Condition to be satisfied at the scheduled expiration of the Offer and no termination fee is payable, the Company shall pay all costs and expenses up to $2,500,000.00 incurred by Parent and Merger Sub in connection with the Merger Agreement and the Tender Offer, which payment will be offset against any termination fee which may become payable after termination of the Merger Agreement. The Merger Agreement also provides that Charlotte Russe may specifically enforce Parent’s and Merger Sub’s obligations under the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Merger Agreement, and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Charlotte Russe, Parent, Merger Sub, or any of their respective subsidiaries or affiliates.

A copy of a press release issued by Charlotte Russe on August 24, 2009 concerning the foregoing is attached as Exhibit 99.1 hereto.

Item 3.03	Material Modification to Rights of Security Holders

On August 24, 2009, Charlotte Russe entered into an Amendment No. 1 to Rights Agreement between Mellon Investor Services LLC, as rights agent (the “Rights Agent”) and Charlotte Russe (the “Amendment”). The Amendment amends the terms of that certain Rights Agreement, dated as of August 13, 2008, by and between Charlotte Russe and the Rights Agent (the “Rights Agreement”). The Amendment was entered into in order to ensure that the Merger Agreement, the Offer, the Top-Up Option, the Merger or the consummation of any other transaction contemplated by the Merger Agreement does not trigger the distribution and/or exercise of the Rights (as defined in the Rights Agreement). The Amendment provides that, among other things, (i) no Person (as defined in the Rights Agreement) will be or become an Acquiring Person (as defined in the Rights Agreement) as a result of, among other things, the execution and delivery of the Merger Agreement, the Offer, the Top-Up Option, the Merger or the other transactions contemplated by the Merger Agreement; (ii) no Shares Acquisition Date (as defined in the Rights Agreement) or Distribution Date (as defined in the Rights Agreement) will occur as a result of, among other things, the execution and delivery of the Merger Agreement, the Offer, the Top-Up Option, the Merger or the other transactions contemplated by the Merger Agreement; and (iii) the Rights will expire immediately prior to the Effective Time (as defined in the Merger Agreement).

A copy of the Amendment is attached as Exhibit 10.1 hereto and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

NOTICES

Important Information about the Tender Offer

The Offer described herein has not yet commenced, and this report is neither an offer to purchase nor a solicitation of an offer to sell securities. At the time the Tender Offer is commenced, Merger Sub and Parent will file a tender offer statement on Schedule TO with the SEC, and the Company will file a solicitation/recommendation statement on Schedule 14D-9, with respect to the Tender Offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other tender offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully before making any decision to tender securities in the planned Tender Offer. Those materials will be made available to the Company’s stockholders at no expense to them. In addition, all of those materials (and all other Tender Offer documents filed with the SEC) will be made available at no charge on the SEC’s website: www.sec.gov.

Statement on Cautionary Factors

Except for the historical information presented herein, matters discussed herein may constitute forward-looking statements. Such statements include, but are not limited to, statements about Charlotte Russe’s beliefs, plans, objectives, goals, expectations, estimates and intentions that are subject to significant risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. The words “may,” “could,” should,” “would,” “believe,” anticipate,” “estimate,” “expect,” “intend,” “plan,” “target,” “goal,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from historical results or from any results expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that a condition to the closing of the transaction will not be satisfied, other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period, general and regional economic conditions, industry trends, consumer demands and preferences, competition from other retailers and uncertainties generally associated with women’s apparel and accessory retailing. A description of these factors, as well as others that could affect the Company’s business, is set forth in the Company’s annual report on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 24, 2009 among Advent CR Holdings, Inc., Advent CR, Inc. and Charlotte Russe Holding, Inc.

2.2	Guarantee of Advent International GPE VI Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-C Limited Partnership, Advent International GPE VI-D Limited Partnership, Advent International GPE VI-E Limited Partnership, Advent International GPE VI-F Limited Partnership and Advent International GPE VI-G Limited Partnership in favor of Charlotte Russe Holding, Inc. dated as of August 24, 2009.

2.3	Guarantee of Advent Partners GPE VI 2008 Limited Partnership, Advent Partners GPE VI 2009 Limited Partnership, and Advent Partners GPE VI-A Limited Partnership in favor of Charlotte Russe Holding, Inc. dated as of August 24, 2009.

10.1	Amendment No. 1 to Rights Agreement between Mellon Investor Services LLC, as rights agent, and Charlotte Russe Holding, Inc. dated as of August 24, 2009.

99.1	Press Release dated August 24, 2009, relating to the transactions described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLOTTE RUSSE HOLDING, INC.

Date: August 24, 2009	By:	/s/ Frederick G. Silny
Frederick G. Silny
Chief Financial Officer, Principal Accounting Officer, Executive Vice President, Corporate Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 24, 2009 among Advent CR Holdings, Inc., Advent CR, Inc. and Charlotte Russe Holding, Inc.

2.2	Guarantee of Advent International GPE VI Limited Partnership, Advent International GPE VI-A Limited Partnership, Advent International GPE VI-B Limited Partnership, Advent International GPE VI-C Limited Partnership, Advent International GPE VI-D Limited Partnership, Advent International GPE VI-E Limited Partnership, Advent International GPE VI-F Limited Partnership and Advent International GPE VI-G Limited Partnership in favor of Charlotte Russe Holding, Inc. dated as of August 24, 2009.

2.3	Guarantee of Advent Partners GPE VI 2008 Limited Partnership, Advent Partners GPE VI 2009 Limited Partnership, and Advent Partners GPE VI-A Limited Partnership in favor of Charlotte Russe Holding, Inc. dated as of August 24, 2009.

10.1	Amendment No. 1 to Rights Agreement between Mellon Investor Services LLC, as rights agent, and Charlotte Russe Holding, Inc. dated as of August 24, 2009.

99.1	Press Release dated August 24, 2009, relating to the transactions described above.